Exhibit 24

                             POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       KATHRYN A. BRAUN
                                       -----------------------------------
                                       Kathryn A. Braun

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       FREDERICK W. BUCKMAN
                                       -----------------------------------
                                       Frederick W. Buckman

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       C. TODD CONOVER
                                       -----------------------------------
                                       C. Todd Conover

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       NOLAN E. KARRAS
                                       -----------------------------------
                                       Nolan E. Karras

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       KEITH R. MCKENNON
                                       -----------------------------------
                                       Keith R. McKennon

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       ROBERT G. MILLER
                                       -----------------------------------
                                       Robert G. Miller

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       VERL R. TOPHAM
                                       -----------------------------------
                                       Verl R. Topham

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  February 14, 1996


                                       DON M. WHEELER
                                       -----------------------------------
                                       Don M. Wheeler

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       NANCY WILGENBUSCH
                                       -----------------------------------
                                       Nancy Wilgenbusch

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       PETER I. WOLD
                                       -----------------------------------
                                       Peter I. Wold

                             POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $950,000,000 of securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: February 14, 1996


                                       RICHARD T. O'BRIEN
                                       -----------------------------------
                                       Richard T. O'Brien